EXHIBIT 10.3

                         KERYX BIOPHARMACEUTICALS, INC.

                             2000 STOCK OPTION PLAN
                           (As Amended - May 13, 2003)

      1. PURPOSES OF THE PLAN

            The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business. The Company intends that these purposes will be effected by the granting of incentive stock options ("Incentive Options") as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options ("Nonqualified Options"), restricted stock ("Restricted Stock Awards"), unrestricted stock ("Unrestricted Stock Awards"), performance shares ("Performance Share Awards"), and stock appreciation rights ("Stock Appreciation Rights").

      2. DEFINITIONS

            (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 hereof.

            (b) "Applicable Laws" means the requirements relating to the administration of share option plans under U.S. state corporate laws, U.S. federal and state securities laws, and the rules promulgated thereunder, U.S. tax laws, the stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any country or jurisdiction where the Shares are registered or Awards are granted under the Plan.

            (c) "Award" means Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards, and Stock Appreciation Rights.

            (d) "Award Agreement" means a written agreement between the Company and a Grantee evidencing the terms and conditions of an individual Award grant.

            (e) "Award Share" means the Shares subject to an Award.

            (f) "Board" means the Board of Directors of the Company.

            (g) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

            (h) "Company" means Keryx Biopharmaceuticals, Inc., a corporation formed under the laws of the State of Delaware.


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            (i) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

            (j) "Director" means a member of the Board.

            (k) "Employee" means any person, including officers of the Company (within the meaning of the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), and Directors employed by the Company or any Parent or Subsidiary of the Company. A person employed by the Company or any Parent or Subsidiary shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company for purposes of granting Incentive Options.

            (l) "Fair Market Value" means, as of any date, the value of a Share determined as follows:

                  (i) If the Shares are listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, Fair Market Value shall be the closing sales price for such Shares (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last full market trading day immediately prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, Fair Market Value shall be the mean between the high bid and low asked prices for the Shares on the last full market trading day immediately prior to the day of determination; or

                  (iii) In the absence of an established market for the Shares, Fair Market Value thereof shall be determined in good faith by the Administrator.

            (m) "Grantee" means the holder of an outstanding Award granted under the Plan.

            (n) "Non-employee Director" means a Director who is not also an employee or officer of the Company or any Parent or Subsidiary.

            (o) "Option" means an Incentive Option or a Nonqualified Option.

            (p) "Parent" means any company other than the Company, whether now or hereafter existing, in an unbroken chain of companies ending with the Company if, at the time of the granting of the Award, each of the companies other than the Company owns shares possessing 50 percent or more of the total combined voting power of all classes of shares in one of the other companies in such chain.

            (q) "Plan" means this Keryx Biopharmaceuticals, Inc. 2000 Stock Option Plan.


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            (r) "Repurchaser" means (i) the Company, if permitted by Applicable
Laws; (ii) if the Company is not permitted by Applicable Laws, then any affiliate or subsidiary of the Company designated by the Board; or (iii) if the Board so decides, any other third party or parties designated by the Board, provided in no case shall the Company provide financial assistance to any other party to purchase the Awards if doing so is prohibited by Applicable Laws.

            (s) "Service Provider" means an Employee, Director or Consultant.

            (t) "Share" means a share of the Company's common stock having a par value of $0.001, as adjusted in accordance with Section 16 below.

            (u) "Subsidiary" means any company other than the Company, whether now or hereafter existing, in an unbroken chain of companies beginning with the Company if, at the time of the granting of the Option, each of the companies other than the last company in an unbroken chain owns shares possessing 50 percent or more of the total combined voting power of all classes of shares in one of the other companies in such chain.

      3. AUTHORIZED SHARES

            (a) Options, Restricted Shares, Unrestricted Shares and Performance Share Awards may be granted under the Plan subject to the provisions of Section 16 of the Plan, for up to an aggregate of 2,970,000 Shares.

            (b) If an Award expires or becomes unexercisable without having been exercised in full, the unpurchased Award Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future grant under the Plan.

      4. ADMINISTRATION

            (a) Procedure. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

            (b) Powers of the Administrator. Subject to the terms and conditions of the Plan, and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority, in its discretion:

                  (i) to determine Fair Market Value;

                  (ii) to select the Service Providers to whom Awards may from time to time be granted hereunder;

                  (iii) to determine from time to time the Awards to be granted to eligible persons under the Plan and to prescribe the terms and conditions (which need not be identical) of Awards granted under the Plan to such persons;


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                  (iv) to approve forms of the Award Agreements for use under the Plan;

                  (v) to determine the terms and conditions of any Award granted hereunder, including, without limitation, the vesting schedule, and whether and to what extent an Option shall be an Incentive Option;

                  (vi) to determine whether and under what circumstances an Award may be settled in cash as set forth under subsection 14(f) instead of Shares;

                  (vii) to reduce the exercise price of any Award to the then current Fair Market Value, if the Fair Market Value of the Shares covered by such Award has declined since the date the Award was granted;

                  (viii) to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan, including but not limited to prescribe, amend and rescind any rules related to the Plan;

                  (ix) to amend any outstanding Award, subject to Section 17 hereof, and to accelerate the vesting or extend the exercisability of any Award and to waive conditions or restrictions on any Award, to the extent it shall deem appropriate;

                  (x) subject to Applicable Laws, to allow Grantees to satisfy withholding tax obligations by electing to have the Company, if permitted under Applicable Laws, withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Grantees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

                  (xi) to construe and interpret the terms of the Plan the Award Agreements and Awards.

            (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Grantees.

            (d) Grants to Committee Members. If the Administrator is a Committee appointed by the Board, the grant of Awards under the Plan to members of such Committee, if any, shall be made by the Board and not by such Committee.

      5. ELIGIBILITY

            (a) General. Incentive Options may be granted only to officers or other employees of the Company or any Parent or Subsidiary, including to members of the Board who are also officers or employees of the Company or any Parent or Subsidiary. All other Awards may be granted to officers or other employees of the Company, its Parent or Subsidiary and to Consultants and Non-employee Directors. Nonqualified Options shall be granted to Non-employee Directors pursuant to Section 8. In addition to the automatic grants set forth in Section 8, Nonqualified Options may be granted to


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Non-employee Directors in the discretion of the Administrator, but such Option
Awards shall be made subject to approval by the stockholders of the Company.

            (b) Limit on Incentive Option Grants. Notwithstanding any other provision of the Plan, the aggregate fair market value (determined as of the time an Incentive Option is granted) of the Shares with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company, or any Parent or Subsidiary, if any) shall not exceed $100,000.

            (c) Continuing Relationship. The Plan and the Award Agreements shall not confer upon any Grantee any right with respect to continuing the Grantee's relationship as a Service Provider with the Company or its Parent or Subsidiary, nor shall it interfere in any way with his or her right or the Company's right, or the right of its Parent or Subsidiary, subject to any employment agreements, to terminate such relationship at any time, with or without cause.

            (d) Award Agreements. Subject to the terms and conditions of the Plan, each Award Agreement shall contain provisions as the Committee shall from time to time deem appropriate. Award Agreements need not be identical, but each Award Agreement shall include by appropriate language the substance of the applicable provisions set forth herein, and any such provision may be included in the Award Agreement by reference to the Plan. In the case of a conflict between the terms of any Award Agreement and the Plan, the terms of the Plan shall control in all cases.

      6. TERM OF THE PLAN

      The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years after the earlier of its adoption by the Board or its approval by the Company's stockholders, unless sooner terminated under Section 17 of the Plan.

      7. OPTION AWARDS

            (a) Expiration. Unless otherwise stated in the Award Agreement, each Option shall expire on the tenth anniversary of the date on which the Award was granted, as specified in the Award Agreement.

            (b) Exercise; Minimum Shares Exercisable. Each Award shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee. The minimum number of shares with respect to which an Award may be exercised at any time shall be one hundred (100) shares, or such lesser number as is subject to exercise under the Option at the time. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Award expires.

            (c) Purchase Price. The purchase price per Share subject to each Award shall be determined by the Administrator on the effective date of grant, but may not be less than 85% of the Fair Market Value of the Shares on the effective date of grant; provided, however, that the purchase price per Share subject to each Incentive Option shall be not less than the Fair Market Value of the Shares on the effective date of grant.


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            (d) Transfer. No Award granted hereunder shall be transferable by the Grantee other than by will or by the laws of descent and distribution. Awards may be exercised during the Grantee's lifetime only by the Grantee, or his or her guardian or legal representative. Notwithstanding the foregoing, Nonqualified Options may be transferred without consideration to members of the Grantee's immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners and to charities unless otherwise provided in the applicable Award Agreement.

            (e) Award Agreement to Israeli Grantees. At the discretion of the Administrator, the Award Agreement to Israeli Grantees may contain specific provisions relating to the allocation of Options to a Trustee on behalf of the Grantees and additional provisions as may be deemed appropriate pursuant to relevant changes in tax legislation in Israel.

      8. OPTIONS GRANTED TO NON-EMPLOYEE DIRECTORS

            (a) Automatic Grant. Each Non-Employee Director shall automatically be granted on the day he or she first becomes Director, a Non-qualified Option to acquire 25,000 Shares and each Non-employee Director who is serving as Director of the Company on the next business day after the adjournment of each annual stockholders meeting, after the 2000 annual meeting, shall automatically be granted on such day a Nonqualified Option to acquire 5,000 Shares. The exercise price per share for the Shares covered by an Award Agreement granted under this Section 8 shall be equal to the Fair Market Value of the Shares on the date the Award is granted. An Award granted hereunder shall be subject to the provisions set forth in Section 7 unless provided otherwise in the Award Agreement.

            (b) Exercise. An Award granted under this Section 8 shall become exercisable in accordance with the Award Agreement. Awards granted under this
Section 8 may be exercised only by the written notice to the Company specifying the number of Shares to be purchased and tender of the full purchase price of the Shares pursuant to one or more of the methods specified in Section 15(a) hereof.

            (c) Transfer. No Award granted hereunder shall be transferable by the Grantee other than by will or by the laws of descent and distribution. Awards may be exercised during the Grantee's lifetime only by the Grantee, or his or her guardian or legal representative. Notwithstanding the foregoing, Nonqualified Options may be transferred without consideration to members of the Grantee's immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners and to charities unless otherwise provided in the applicable Award Agreement.

      9. RESTRICTED STOCK AWARDS

            (a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire Shares, at par value or such other purchase price determined by the Administrator subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based, among other things, on continuing employment (or other business relationship) and/or achievement of pre-established performance


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goals and objectives.

            (b) Rights as Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and paying any applicable purchase price, Grantee shall have the rights of a stockholder with the respect to the voting of the Restricted Stock, subject to such conditions and terms contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 9(d) below.

            (c) Transfer. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award. If a Grantee's employment (or other business relationship) with the Company or its Parent or Subsidiary terminates for any reason, the Company shall have the right to repurchase all shares of Restricted Stock with the respect to which conditions have not lapsed at their purchase price, from the Grantee or the Grantee's legal representative.

            (d) Conditions of Vesting. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the Shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator at any time, a Grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon Grantee's termination of employment (or other business relationship with the Company and its Subsidiary) and such shares shall either be forfeited or subject to the Company's right of repurchase as provided in this Section 9.

            (e) Payment. The Award Agreement evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

      10. UNRESTRICTED STOCK AWARDS

            (a) Nature of Unrestricted Stock Awards. The Administrator may, in its sole discretion, grant (or sell at a purchase price determined by the Administrator) an Unrestricted Stock Award, pursuant to which the Grantee may receive Shares free of any restrictions under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of cash compensation due to such Grantee.

            (b) Deferral of Receipt of Award. The Administrator may permit the Grantee of any Unrestricted Stock Award to elect in advance to defer receipt of such Award in accordance with such rules and procedures as may be established by the Administrator for that purpose.

            (c) Transfer. The right to receive Shares on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of decent and


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distribution.

      11. PERFORMANCE SHARE AWARDS

            (a) Nature of Performance Share Awards. A Performance Share Award is an Award entitling the recipient to receive Shares upon the attainment of performance goals specified in the Award Agreement. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is measured, the price, if any, to be paid by the Grantee for such Performance Shares upon the achievement of the performance goals, and all other limitations and conditions applicable to the Performance Share Awards.

            (b) Restrictions on Transfer. Unless otherwise permitted by the Administrator, Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

            (c) Rights as a Stockholder. A Service Provider receiving a Performance Share Award shall have the rights of a stockholder only as to Shares actually received by the Service Provider under the Plan and only upon satisfaction of all conditions specified in the Award Agreement evidencing the Performance Share Award (or in a performance plan adopted by the Administrator).

            (d) Termination. Except as may otherwise be provided by the Administrator, at any time prior to termination of employment (or other business relationship), a Service Provider's rights in all Performance Share Awards shall automatically terminate upon the termination of his or her employment (or business relationship) with the Company and any Parent or Subsidiary for any reason.

      12. STOCK APPRECIATION RIGHTS AWARDS

            (a) Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash in an amount equal to the excess of the Fair Market Value of a Share, on the date of exercise over the exercise price per Stock Appreciation Right set by the Administrator at the time of grant, which price shall not be less than 85% of the Fair Market Value of the Shares on the grant date (or of the option exercise price per share, if the Stock Appreciation Right was granted in tandem with an Option) multiplied by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised.

            (b) Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted by the Administrator in tandem with, or independently of, any Award granted pursuant to the Plan (other than Options granted pursuant to Section 8). In the case of a Stock Appreciation Right granted in tandem with a Nonqualified Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Option, such Stock Appreciation Right may be granted only at the time of the grant of the Incentive Option.


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            (c) Terms and Conditions of Stock Appreciation Rights. Stock
Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, subject to the following:

                  (i) Stock Appreciation Rights granted in tandem with an Option shall be exercisable at such time or times and to the extent that the related Option shall be exercisable.

                  (ii) A Stock Appreciation Right or applicable portion thereof granted in tandem with an Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option. Upon exercise of Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

                  (iii) Stock Appreciation Rights granted in tandem with an Option shall be transferable only when and to the extent that the underlying Option would be transferable. Unless otherwise permitted by the Administrator, Stock Appreciation Rights not granted in tandem with an Option shall not be transferable otherwise than by will or the laws of descent or distribution. All Stock Appreciation Rights shall be exercisable during the Grantee's lifetime only by the Grantee, the Grantee's legal representative or a permitted transferee.

      13. CONDITIONS UPON ISSUANCE OF SHARES

            (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award, the method of payment and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            (b) Investment Representations. As a condition to the exercise of an Award, the Administrator may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment purposes and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is in the best interests of the Company.

      14. METHOD OF EXERCISE

            (a) Delivery of Notice. Any Award granted under the Plan may be exercised by the Grantee in whole or, subject to Section 7(b) hereof, in part by delivering to the Company on any business day a written notice stating the number of Shares the Grantee then desires to purchase.

            (b) Procedure for Exercise; Rights as a Stockholder. Any Award granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and/or set forth in the Award Agreement. Unless the Administrator provides otherwise, vesting of Awards granted hereunder shall be tolled during any unpaid leave of absence other than leave pursuant to law. An Award may not be exercised for a fraction of a Share.


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A pro rata cash payment will be made to a Grantee in lieu of fractional shares that may be due to such Grantee upon exercise of an Award.

            An Award shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Award, and (ii) full payment for the Shares with respect to which the Award is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by Applicable Laws, the Award Agreement and the Plan. Shares issued upon exercise of an Award shall be issued in the name of the Grantee or, if requested by the Grantee, in the name of the Grantee and his or her spouse, or in the name of a valid transferee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Award. To avoid doubt, until the Shares are issued, such Grantee shall not have the right to vote at any meeting of the stockholders of the Company, nor shall the Grantees be deemed to be a class of stockholders or creditors of the Company. Upon their issuance, the Shares shall carry equal voting rights as the common stock of the company on all matters where such vote is permitted by Applicable Law. The Company shall issue (or cause to be issued) such Shares promptly after the Award is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan.

            If any law or regulation requires the Company to take any action with respect to the Shares specified in such notice before the issuance thereof, then the date of their issuance shall be delayed for the period necessary to take such action.

            Exercise of an Award in any manner shall result in a decrease in the number of Shares thereafter available, for delivery under the Award, by the number of Shares as to which the Award is exercised.

            (c) Termination of Relationship as a Service Provider. Unless the Administrator determines that a longer period is applicable or such longer period is otherwise set forth in the Award Agreement, if a Grantee ceases to be a Service Provider, other than upon the Grantee's death or Disability (as defined below), the Grantee may exercise his or her Award within a period of ninety (90) days following the Grantee's termination to the extent that the Award is vested on the date of termination (but in no event later than the expiration of such Award as set forth in the Award Agreement). Notwithstanding the foregoing, should the Grantee's termination be for cause (as determined by the Company), such period shall not exceed thirty (30) days following the Grantee's termination. Unless otherwise determined by the Administrator, if, on the date of termination, the Grantee is not vested as to his or her entire Award, the unvested portion shall not be exercisable and the Shares covered by the unvested portion of the Award shall revert to the Plan. If, after termination, the Grantee does not exercise within the time specified by the Award Agreement, the Plan or the Administrator the portion of his or her Award that had vested, the vested portion of the Award shall terminate, and the Shares covered by such portion shall revert to the Plan.

            (d) Disability of Grantee. If a Grantee ceases to be a Service Provider as a result of a physical or mental impairment, which has lasted or is expected to last for a continuous period of not less than 12 months and which causes the Grantee's total and permanent disability to engage in any


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substantial gainful activity, or for such other period and/or such other conditions as are specifically provided in the Award Agreement or any other agreement between a Grantee and the Company ("Disability"), the Grantee may exercise his or her Award within such period of time as is specified in the Award Agreement (such period shall be at least six (6) months) to the extent the Award is vested on the date of termination, but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement. In the absence of a specified time in the Award Agreement, the Award shall remain exercisable for twelve (12) months following the Grantee's termination. If, on the date of termination, the Grantee is not vested as to the entire Award, the unvested portion shall not be exercisable and the Shares covered by the unvested portion of the Award shall revert to the Plan. If, after termination, the Award is not exercised within the time specified herein, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan.

            (e) Death of Grantee. If a Grantee dies while a Service Provider, the Award may be exercised within such period of time as is specified in the Award Agreement (such period be at least six (6) months) to the extent that the Award is vested on the date of death (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement) by the Grantee's estate or by a person who acquires the right to exercise the Award by bequest or inheritance. In the absence of a specified time in the Award Agreement, the Award shall remain exercisable for twelve (12) months following the Grantee's death, unless otherwise extended by the Administrator. If, at the time of death, the Grantee is not vested as to the entire Award, the unvested portion shall not be exercisable and the Shares covered by the unvested portion of the Award shall revert to the Plan. If the Award is not so exercised within the time specified herein, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan.

            (f) Buyout Provisions. The Administrator may at any time, if permitted under Applicable Laws, offer to buy out for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made. No such offer shall obligate the Grantee to relinquish his or her Award.

      15. PAYMENT OF PURCHASE PRICE

            (a) Payment. Payment for the Shares purchased pursuant to the exercise of an Award may be made in such form as shall be acceptable to the Administrator in its sole discretion and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) consideration received by the Company under a formal cashless exercise program, or (5) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

            (b) Use of Proceeds. The proceeds received by the Company from the issuance of Shares subject to the Awards will be added to the general funds of the Company and used for its corporate purposes.


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      16. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER

            (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by or underlying each outstanding Award and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the exercise price per Share of each such outstanding Award shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a share split, reverse share split, share dividend, recapitalization, combination or reclassification of the Shares, rights issues or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities (including the Series A Convertible Preferred Stock) of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Grantee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its sole discretion may provide for a Grantee to have the right to exercise his or her Awards until fifteen (15) days prior to such transaction as to all of the Shares, including Shares as to which the Award would not otherwise be exercisable. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

            (c)   Reorganization and Change in Control Events

                  (1)   Definitions

                        (a)   A "Reorganization Event" shall mean:

                              (i) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property; or

                              (ii) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

                        (b)   A "Change in Control Event" shall mean:

                              (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 30% or more of either (x) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses
                                    (x) and (y) of subsection (iii) of this
                                    definition, or (D) any acquisition by
                                    Lindsay A. Rosenwald, Paramount Capital,
                                    Inc., or any entity controlled by,
                                    controlled or under common control with
                                    Paramount Capital, Inc. (each such party is referred to herein as an "Exempt Person") of any shares of capital stock of the Company; provided that, after such acquisition, such

                                    Exempt Person does not beneficially own more than ___% of either (i) the Outstanding Company Common Stock or (ii) the Outstanding Company Voting Securities; or

                              (ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

                              (iii) the consummation of a merger, consolidation,
                                    reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied:
                                    (x) all or substantially all of the
                                    individuals and entities who were the
                                    beneficial owners of the Outstanding Company
                                    Common Stock and Outstanding Company Voting
                                    Securities immediately prior to such
                                    Business Combination beneficially own,
                                    directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no

                                    Person (excluding Exempt Persons, the
                                    Acquiring Corporation or any employee
                                    benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

                  (c) "Good Reason" shall mean any significant diminution in the Grantee's title, authority, or responsibilities from and after such Reorganization Event or Change in Control Event, as the case may be, or any reduction in the annual cash compensation payable to the Grantee from and after such Reorganization Event or Change in Control Event, as the case may be, or the relocation of the place of business at which the Grantee is principally located to a location that is greater than 50 miles from the current site.

                  (d) "Cause" shall mean any (i) willful failure by the Grantee, which failure is not cured within 30 days of written notice to the Grantee from the Company, to perform his or her material responsibilities to the Company or (ii) willful misconduct by the Grantee which affects the business reputation of the Company.

            (2)   Effect on Options

                  (a) Reorganization Event. Upon the occurrence of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to a Reorganization Event (regardless of whether such event will result in a Change in Control Event), except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Grantee and the Company, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Reorganization Event also constitutes a Change in Control Event, such assumed or substituted options shall become immediately exercisable in full if, on or prior to the date which is eighteen (18) full months after the date of the consummation of the Reorganization Event, the Grantee's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Grantee or is terminated without Cause by the Company or the acquiring or succeeding corporation. For purposes hereof, an Option shall be considered to be assumed if, following consummation of the

                        Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

                              Notwithstanding the foregoing, except to the
                        extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Grantee and the Company, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Grantees, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Grantees before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Grantee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

                  (b) Change in Control Event that is not a Reorganization Event. Upon the occurrence of a Change in Control Event that does not also constitute a Reorganization Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between the Optionee and the Company, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such assumed or substituted options shall become immediately exercisable in full if, on or prior to the date which is eighteen
                        (18) full months after the date of the consummation of the Change of Control Event, the Grantee's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Grantee or is terminated without Cause by the Company or the acquiring or succeeding corporation. For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Change of Control Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Change of Control Event, the consideration (whether cash, securities or other property) received as a result of the Change of Control Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Change of Control Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Change of Control Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Change of Control Event.

                              Notwithstanding the foregoing, except to the
                        extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Grantee and the Company, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Grantees, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Change of Control Event and will terminate immediately prior to the consummation of such Change of Control Event, except to the extent exercised by the Grantees before the consummation of such Change of Control Event; provided, however, that in the event of a Change of Control Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Change of Control Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Change of Control Event and that each Grantee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

            (3)   Effect on Restricted Stock Awards

                  (a) Reorganization Event that is not a Change in Control Event. Upon the occurrence of a Reorganization Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

                  (b) Change in Control Event. Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Grantee and the Company, the purchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successors and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Change in Control Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award, provided that, each such Restricted Stock Award shall immediately become free from all conditions or restrictions if, on or prior to the date which is eighteen (18) full months after the date of the consummation of the Change in Control Event, the Grantee's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Grantee or is terminated without Cause by the Company or the acquiring or succeeding corporation.

      17. AMENDMENT AND TERMINATION OF THE PLAN

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

            (b) Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

            (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

      18. INABILITY TO OBTAIN AUTHORITY

      The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      19. RESERVATION OF SHARES

      The Company, during the term of this Plan, shall at all times reserve and keep available and authorized for issuance such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      20. STOCKHOLDER APPROVAL OF PLAN

      The Plan shall be subject to approval by the stockholders of the Company obtained in the manner and to the degree required under applicable laws and the Company's organizational documents.

      21. GOVERNING LAW

      This Plan shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, except to the extent that such law is preempted by federal law.

      22. TAX CONSEQUENCES

      Any tax consequences arising from the grant or exercise of any Award, from the payment for Shares, or from any other event or act (of the Company or the Grantee) hereunder, shall be borne solely by the Grantee. Furthermore, the Grantee shall agree to indemnify the Company and hold it harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Grantee.

      23. PROVISIONS FOR FOREIGN PARTICIPANTS

      The Board of Directors may, without amending the Plan, modify Awards granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefits or other matters.

Adopted by the Shareholders on June 26, 2000 and amended by the Board of Directors on December 20, 2000, November 20, 2001 and May 13, 2003


                                                                              20